F&M Bank Corp.

FINANCIAL DATA AS OF SEPTEMBER 30, 2020

CAUTION REGARDING FORWARD LOOKING STATEMENTS

F&M Bank Corp.

This presentation contains projections, predictions, expectations, and other statements with respect to the Company and its subsidiaries as to beliefs, future events, and/or results that are based on current expectations, estimates, and projections about, among other things, the industry and the markets in which the Company operates. Such statements constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Those statements are subject to known and unknown risks, uncertainties, and other factors that could cause the actual results to differ materially from those contemplated by the statements. The forward-looking statements are based on various factors and were derived using numerous assumptions. In most cases, you can identify forward-looking statements by words like "may," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," "predict," "potential," or "continue" or the negative of those words and other comparable words. You should be aware that those statements reflect only the predictions of the Company.

If known or unknown risks or uncertainties should materialize, or if the underlying assumptions should prove inaccurate, actual results could differ materially from past results and those anticipated, estimated, or projected. You should bear this in mind in reading this presentation. Factors that might cause such actual results to differ include, but are not limited to:

- General business and economic conditions in the markets that the Company and its affiliates serve may be less favorable than anticipated which could decrease the demand for loan, deposit, and other financial services and increase loan delinquencies and defaults;
- Changes in market rates and prices may adversely impact the value of securities, loans, deposits, and other financial instruments and the interest rate sensitivity of the Company's balance sheet;
- The Company's liquidity requirements could be adversely affected by changes in assets and liabilities;
- The effect of legislative or regulatory developments, including changes in laws concerning taxes, banking, securities, insurance, and other aspects of the financial services industry, such as, for example, the Dodd-Frank Wall Street Reform and Consumer Protection Act;
- Competitive factors among financial services organizations, including product and pricing pressures and the Company's ability to attract, develop, and retain qualified banking professionals;
- The effect of changes in accounting policies and practices, as may be adopted by the Financial Accounting Standards Board, the SEC, the Public Company Accounting Oversight Board, and other regulatory agencies that apply to the Company and its subsidiaries; and
- The effect of fiscal and governmental policies of the United States federal government.

The Company undertakes no obligation to update forward-looking statements, whether as a result of new information, future events or otherwise. You are advised, however, to consult any further disclosures that the Company makes on related subjects in its periodic and current reports that it files with the SEC. Also note that the Company provides cautionary discussion of risks, uncertainties and possibly inaccurate assumptions relevant to its business and operations in the reports that it has filed with the SEC. These discussions relate to factors that, individually or in the aggregate, management of the Company believes could cause the Company's actual results to differ materially from expected and historical results. Accordingly, this presentation should be read in conjunction with the periodic and other reports that the Company has filed with the SEC, including, without limitation, its Annual Report on Form 10-K for the year ended December 31, 2019 and its most recent Quarterly Report on Form 10-Q for the quarter ended June 30, 2020. The Company's periodic and other reports are available on the SEC's website at www.sec.gov.

We note these risks and other factors for investors as permitted by the Private Securities Litigation Reform Act of 1995. You should understand that it is not possible to predict or identify all such risks or factors. Consequently, you should not consider such disclosures to be a complete discussion of all potential risks, factors, or uncertainties.

F&M AT A GLANCE

F&M Bank Corp.

Shenandoah Valley Franchise

- Strategically located on the I-81 corridor
- Proximity to leading MSAs: D.C. – 124 mi.; Richmond – 146 mi.
- Operate 11 branches and an LPO
- Also operate VBS Mortgage and Valley Southern Title

Key Financial Highlights [(1)]

- Total assets – $1.02 billion
- Total loans – $673 million
- Total deposits – $794 million
- Tangible common equity – $86 million
- ALLL / loans – 1.61%
- NPA's / assets - 0.44%
- ROAA – 0.88%
- PPNR / AA – 1.43%

F&M Branch Footprint



Winchester
Woodstock
96 mi.
Washington
Harrisonburg
Staunton
Charlottesville
102 mi.
Richmond
Lynchburg
FMBM Branch (12)
Valley Southern Title (3)

(1) Ratios shown as of MRQ ending 9/30/2020



RECENT SUCCESSES POSITION THE BANK FOR PROFITABLE GROWTH

F&M Bank Corp.

Recent Successes

- Significant reduction in NPAs
- Increased ALLL coverage
- Enhanced approach to credit underwriting
- Significant growth in low cost core deposits
- Overhead reduction initiatives in place
- Agriculture & dealer loan growth
- Raised $12 million in sub debt
- Transformed executive team

Next Areas of Focus

- Capitalize on opportunities for organic and strategic growth
- Accelerate commercial relationship growth (new CLO & senior lenders hired in Q3)
- Leverage and integrate new technology to better serve commercial customers
- Continue to implement successful efficiency initiative
- Evaluate expansion into attractive nearby markets

EXPERIENCED EXECUTIVE MANAGEMENT TEAM

F&M Bank Corp.

Mark Hanna, President & CEO, F&M Bank
CEO since July 2018, President since December 2017, with 30+ years in banking industry

Barton Black, EVP/Chief Operating Officer
COO since June 2020, joined F&M as CSRO in March 2019, with 29 years in banking industry

Carrie Comer, EVP/Chief Financial Officer
CFO since 2013, with 18+ years in banking industry and 5 years in public accounting

Stephanie E. Shillingburg, EVP/Chief Banking Officer
CBO since 2016, Chief Retail Officer for 4 years with over 36 years in the banking industry

Paul E. Eberly, EVP/Chief Credit Officer
CCO since September 2020, 1 ½ years with F&M Bank and over 13 years in credit and lending roles at Farm Credit

Garth Knight, EVP/Chief Lending Officer
Joined F&M Bank as CLO in June 2020 with over 16 years experience in the banking industry

Kevin Russell, EVP/President of Mortgage, Title, Investments
President of F&M Mortgage since acquisition by bank in 2008, 20+ years in the mortgage and banking industry

A COMMUNITY FOCUSED INSTITUTION

"COMMUNITY BANKING AT ITS FINEST"

F&M Bank Corp.

Chartered in 1908, Farmers & Merchants Bank has served its local communities for more than 110 years

- Leading, progressive independent bank in the Shenandoah Valley – serving small to medium size businesses with diverse revenue streams.
- Deep roots in the local community – Board of Directors and Advisory Boards comprised of prominent business members within the local economy.
- Support community activities through participation in area fairs and other events that support small business, non-profits and local municipalities.
- Provide financial literacy program to area middle and high schools free of charge.
- Charitable contributions and event sponsorships including over $100,000 to small business relief efforts in 2020.



F&M Bank

MARKET OVERVIEW – SHENANDOAH VALLEY

F&M Bank Corp.

Rural area with a diverse economy based on manufacturing, agriculture and education

- Major industries include advanced food manufacturing, farming, retail trade, government, education and health care
- Top employers include James Madison University, Wal-Mart Distribution, LSC Communication, Merck & Co., MillerCoors Shenandoah, Cargill, McKee Foods, Hershey Chocolate and two regional hospitals
- Total of 10 colleges along the I-81 corridor within the region
- Tourist destination for the Shenandoah Caverns, Luray Caverns, Shenandoah National Park, Massanutten Resort and Civil War battlefields


SKYLAND DINING ROOM
CRAFTS & GIFTS
TAPROOM

MARKET DEMOGRAPHICS

F&M Bank Corp.

Shenandoah Valley – Market Drivers

- James Madison University has a significant impact on the local economy with approximately 22,000 students and over 4,000 jobs attributable to its presence
- Valley Health System, one of the country's leading medical systems, is the Valley's largest employer, bringing in over 5,400 jobs
- The Virginia Employment Commission ranked the Harrisonburg MSA number one in the state for job growth in the fourth quarter of 2016



Shenandoah Valley Region

- The Shenandoah Valley includes Augusta, Clarke, Frederick, Page, Rockbridge, Rockingham, Shenandoah, Warren Counties in Virginia
- The US Census Bureau estimates the population to be over 400,000 by 2020

Top Employers in the Valley

James Madison University 1908

ValleyHealth Healthier, together.

SENTARA®

Cargill™

MERCK

MASSANUTTEN

Market Accolades

#9 Fastest Growing City in Virginia (2019)	#35 Best Small Places for Business – Forbes (2018)
#1 Most Popular Mid-Size City to Relocate (2018)	Top 25 Places to Retire - Forbes (2017)
#4 Virginia MSA for Economic Growth (2017)	#1 Innovation Award (2016)

Source: http://virginialmi.com/report_center/community_profiles/5115000444.pdf,
Source: https://www.harrisonburgva.gov/awards

RECENT PER SHARE RESULTS

F&M Bank Corp.

Commentary

Creating shareholder value through disciplined growth:

- EPS has remained strong. 2019 EPS reflects impact of resolving NPAs and increasing ALLL coverage
- Dividends to shareholders continue to increase with approximately 5% annualized return in last few quarters
- TBVPS continues to increase



Earnings per Share
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$2.68
$2.60
$1.32
$1.82
2017
2018
2019
3Q20 YTD



Dividends per Share
$1.50
$1.00
$0.50
$0.00
$0.94
$1.20
$1.02
$0.78
2017
2018
2019
3Q20 YTD



Tangible Book Value per Share
$30.00
$25.00
$20.00
$15.00
$25.85
$26.69
$26.95
$27.84
2017
2018
2019
3Q20 YTD

KEY PERFORMANCE RATIOS

F&M Bank Corp.

Return on Average Assets



1.40
1.20
1.00
0.80
0.60
0.40
0.20
0.00
1.17
1.15
0.57
0.81
2017
2018
2019
3Q20 YTD

Return on Average TCE



12.00
10.00
8.00
6.00
4.00
2.00
0.00
9.89
9.67
4.93
6.94
2017
2018
2019
3Q20 YTD

Net Interest Margin



5.1
4.6
4.1
3.6
3.1
2.6
4.53
4.65
4.33
3.60
DEC 2017
DEC 2018
DEC 2019
3Q20 YTD

Efficiency Ratio



70.0
66.0
62.0
58.0
54.0
50.0
64.3
66.0
69.0
66.9
2017
2018
2019
3Q20 YTD

Peer statistics from the June 30, 2019 Uniform Bank Performance Report, Peer Group 3.

BALANCE SHEET TRENDS


Total Assets
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
$752,894
$779,743
$813,999
$1,015,424
2017
2018
2019
3Q20 YTD


Total Deposits
$900,000
$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
$569,177
$591,325
$641,709
$793,536
2017
2018
2019
3Q20 YTD


Total Gross Loans HFI
$680,000
$660,000
$640,000
$620,000
$600,000
$580,000
$560,000
$616,974
$638,799
$603,425
$672,525
2017
2018
2019
3Q20 YTD


Loans HFI / Deposits
120.0%
100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
108.4%
108.0%
94.0%
84.8%
2017
2018
2019
3Q20 YTD

Peer statistics from the June 30, 2019 Uniform Bank Performance Report, Peer Group 3.

DIVERSE LOAN PORTFOLIO

F&M Bank Corp.

Commentary

- $62.6 million in PPP loans generating $1.9 in fees
- Total real estate exposure is 71%; but only 11% construction and development
- Owner-occupied CRE and C&I loans represent 14% of Loans HFI
- Renewed focus on Agriculture (4 of top 5 Virginia Agriculture counties in our footprint)
- Mortgage warehouse loans total $72.0M and are not illustrated in the graph to the right

Loan held for investment mix: $672.5 million at 9/30/20



Consumer & other, 15%
C&D, 11%
Agriculture, 7%
C&I, 4%
HELOC, 8%
PPP, 9%
Non-Owner Occ. CRE, 9%
1-4 Family, 25%
Owner-Occupied CRE, 10%
Multifamily, 1%

IMPROVING ASSET QUALITY

F&M Bank Corp.

Commentary

- F&M has made significant progress in both enhancing its ALLL coverage level and reducing non-performing assets
- Non-performing assets were elevated in 2018 primarily as a result of two large legacy credits
- Management conducted a deep dive on the loan portfolio and reevaluated the ALLL methodology
- F&M's credit culture has been enhanced with new team members

Asset Quality Highlights

Dollars in Thousands (*$000's*)	2017	2018	2019	3Q2020
NPA / Assets	1.21%	1.62%	0.89%	0.44%
NCOs / Avg Loans HFI	0.25%	0.58%	0.71%	0.13% (1)
Reserves / Loans HFI	0.98%	0.82%	1.39%	1.61%
Reserves / NPLs	85.10%	51.30%	146.45%	254.48%
NPL Assets	0.94%	1.31%	0.70%	0.42%

(1) YTD value shown for the nine month period ending 9/30/2020

ALLL / Total Loans (*excl. PPP & Mortgage Warehouse Loans*)



ALLL / Loans HFI ex-PPP (%)
1.80
1.60
1.40
1.20
1.00
0.80
0.60
0.40
0.98
1.03
1.12
1.12
0.82
0.77
0.95
1.42
1.39
1.55
1.67
1.77
Q4 '17
Q1 '18
Q2 '18
Q3 '18
Q4 '18
Q1 '19
Q2 '19
Q3 '19
Q4 '19
Q1 '20
Q2 '20
Q3 '20

NPAs / Assets



NPA as a % of Assets
2.60
2.20
1.80
1.40
1.00
0.60
0.20
1.30
1.34
2.21
2.23
1.62
1.64
1.69
1.19
0.89
0.66
0.57
0.44
Q4 '17
Q1 '18
Q2 '18
Q3 '18
Q4 '18
Q1 '19
Q2 '19
Q3 '19
Q4 '19
Q1 '20
Q2 '20
Q3 '20

COMPLEMENTARY DEALER BUSINESS

F&M Bank Corp.

Commentary

- We have acquired an indirect lending team approximately 8 years ago that has been in the business over 25 years
- We have relationships with 53 dealers, which typically span more than decade with the lending officers
- Substantially all of these relationships are within footprint – both the dealers and end-borrowers
- Most of the loans are made to borrowers with higher credit scores – non-recourse loans are 96% of total with a weighted average FICO at origination of 702 – recent originations have an average FICO of 720
- Very low levels of delinquency in this portfolio – 0.83% of "dealer" loans were 30-89 days past due at 9/30/20
- This portfolio carries an attractive yield – 6.59% for 3Q20

Dealer Balances *($mm's)*



120.0
100.0
80.0
60.0
40.0
20.0
-
65.5
75.2
97.5
79.0
91.9
2016
2017
2018
2019
3Q20

Composition *($mm's)*



Recourse, $3.7
Non-Recourse, $88.2

ATTRACTIVE DEPOSIT COMPOSITION

F&M Bank Corp.

Commentary

- Low cost transaction accounts continue to grow
- Non Interest-Bearing demand deposits have increased ~30% since 2017
- The Deposit mix is desirable, with a deposit cost of 94 basis points at 9/30/20

Total Deposits



Total Deposits
800
750
700
650
600
550
500
574
574
573
594
597
607
616
628
650
679
767
794
Q4 '17
Q1 '18
Q2 '18
Q3 '18
Q4 '18
Q1 '19
Q2 '19
Q3 '19
Q4 '19
Q1 '20
Q2 '20
Q3 '20

Deposit Composition

Total Deposits $793,536 at 9/30/20



CDs, 17%
Noninterest bearing demand, 27%
Interest bearing demand, 15%
Money market & Savings, 42%

COVID-19 LOAN PORTFOLIO IMPACT

F&M Bank Corp.

Loan Deferrals

Loan Type	Deferral Balance 4/28/2020	Deferral Balance 8/8/2020	Deferral Balance 9/16/2020	Deferral Balance 9/30/2020
Dealer Finance	$7,907,420	$1,650,023	$1,264,885	$1,054,500
Consumer	$469,939	$258,889	$57,999	$44,261
Commercial Non-RE	$1,422,220	$585,666	$670,642	$594,577
Commercial RE	$52,835,254	$18,089,170	$22,231,703	$15,678,422
Consumer 1-4 Family	$11,361,706	$3,817,579	$1,366,152	$1,759,317
Total	$73,996,539	$24,371,327	$25,591,381	$19,131,077
Total Number	733	138	128	99

(1) Number of loans shown as of 9/30/2020

LOANS WITH ENHANCED COVID-19 RISKS

F&M Bank Corp.

Sector	Portfolio Balance ($ millions)	% of Loans	LTV %
Hotels	**$14.6**	**2.1%**	**40.0%**
Flagged	10.2		
Non-Flagged	4.4		
Food Service	**$9.3**	**1.4%**	**35.1%**
Brewery / Winery	4.1		
Restaurant – Full Service	3.5		
Restaurant – Fast Food	1.5		
Catering	0.2		
Recreation	**$15.3**	**2.3%**	**29.8%**
Sports Complex	6.6		
Campground	3.6		
Golf Course	1.4		
Wedding Venue	0.4		
Other	3.3		
Assisted Living	**$10.9**	**1.6%**	**64.8%**
Retail / CRE	**$29.8**	**4.4%**	**53.6%**
Owner Occupied	7.5		
Non Owner Occupied	22.3		

BOARD OF DIRECTORS

F&M Bank Corp.

Director	Bio
Mike W. Pugh	- Chair of the Board - President of Old Dominion Realty, Inc. & licensed appraiser
Larry A. Caplinger	- Retired FMBM EVP / CLO — 45+ year history with the Bank
John N. Crist	- Attorney — real estate
Daniel J. Harshman	- Mayor of the Town of Edinburg
Christopher S. Runion	- President of Eddie Edwards Signs and Principal of Heifer Investments
Dean W. Withers	- Vice Chairman of the Board - Retired FMBM CEO — 35+ year banking career
E. Ray Burkholder	- Senior Vice President of Balzer & Associates
Peter Wray	- Principal Broker at Triangle Realtors
Mark C. Hanna	- CEO / President of FMBM 28+ year banking career
Anne Keeler	- Vice President of Finance and Treasurer of Bridgewater College

FINANCIAL SUMMARY

F&M Bank Corp.

In $000s except for per share data	12/31/17	12/31/18	12/31/19	3Q20 YTD
Balance Sheet				
Total Assets	$752,894	$779,743	$813,999	$1,015,424
Total Loan HFI	$616,974	$638,799	$603,425	$672,525
Total Deposits	$569,177	$591,325	$641,709	$793,536
Capital				
Total Equity	$91,027	$91,401	$91,575	$93,680
Tangible Common Equity	$83,219	$85,964	$86,456	$86,339
TCE Ratio (%)	11.10%	11.07%	10.66%	8.53%
Leverage Ratio (%) (1)	12.07%	11.79%	10.89%	9.49%
Total RBC Ratio (%) (1)	15.41%	14.44%	14.55%	13.76%
Profitability				
Net Income	8,762	8,823	4,509	6,022
Return on Average Assets	1.17%	1.15%	0.57%	0.81%
Return on Average Equity	9.89%	9.67%	4.93%	8.68%
Net Interest Margin	4.48%	4.65%	4.33%	3.60%
Efficiency Ratio	64.3%	66.0%	69.0%	66.9%
Earnings per Share	2.68	2.60	1.32	1.82
Yield & Costs				
Cost of Funds (%)	0.68%	0.76%	0.99%	0.76%
Cost of Deposits (%)	0.49%	0.60%	0.85%	0.68%

(1) Bank level data shown for regulatory capital ratios

F&M Bank Corp.